Common Stock	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Equity [Abstract]
Common Stock

13. Common Stock

The holder of the Series A Preferred Stock was issued 14,300,000 shares of common stock for no cash consideration in 2011. As a result and in order to recognize the value of the common stock issued, $1,179 was bifurcated from the proceeds of the Series A Preferred Stock and allocated to the 14,300,000 shares of common stock received by the Series A Investor. The Company used a current value method to determine the fair value of the shares at the issuance date since the company was at such an early stage of development that no material progress had been made to the Company’s business plan. As discussed in Note 12, the amount allocated to the Series A Investor’s common shares was accreted to the face value of the Series A Preferred Stock with a corresponding charge to interest expense over the 5-year term of the Series A Preferred Stock.

Certain management stockholders pledged 5,896,000 shares of common stock as a guarantee of performance on the Series A Preferred Stock (Note 12). Upon full redemption of the Series A Preferred Stock on November 9, 2016, this pledge was released.

As disclosed in Note 2—Basis of Presentation, on November 9, 2016, the Second Amended and Restated Certificate of Incorporation of the Company became effective and, among other things:

•	provided for a 2,200 for 1 stock split;

•	increased the authorized number of shares of common stock to 350,000,000 shares;

•	authorized 10,000,000 shares of undesignated preferred stock that may be used from time to time by the Company’s board of directors in one or more series.

12. Common Stock

The Company had 33,000,000 authorized and 22,139,480 and 22,039,600 issued shares of common stock at December 31, 2015, and 2014, respectively. The holders of the common stock are entitled to one vote per share.

The stockholders’ agreement provides certain restrictions on all classes of stock for the transfer of shares or the issuance of additional shares. In the event a stockholder proposes to sell their shares, other investors in the Company and then the Company itself have a right of first refusal to purchase the shares, as defined. Alternatively, if a stockholder proposes to sell their shares, other stockholders have the right to participate in the sale based on a formula, as defined. Additionally, the stockholders’ agreement also restricts the Company from selling or issuing additional shares of stock, securities convertible into stock or options, warrants or rights to purchase stock without stockholder approval, as defined.

In the event of a sale of the Company, as defined, where the Board and at least a majority of the Preferred Shares and common stockholders agree to sell substantially all the assets or capital stock of the Company, all remaining stockholders are required to participate in the transaction.

The holder of the Series A Preferred Shares was issued 14,300,000 shares of common stock for no cash consideration in 2011. As a result and in order to recognize the value of the common stock issued, $1,179 was bifurcated from the proceeds of the Series A Preferred Shares and allocated to the 14,300,000 shares of common stock received by the Series A Investor. The Company used a current value method to determine the fair value of the shares at the issuance date since the Company was at such an early stage of development that no material progress had been made to the Company’s business plan. As discussed in Note 11, the amount allocated to the Series A Investor’s common shares will be accreted to the face value of the Preferred Shares with a corresponding charge to interest expense over the five-year term of the Preferred Shares.

Certain management stockholders have pledged 5,896,000 shares of common stock as a guarantee of performance on the Series A Preferred Shares (Note 11).